SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________

FORM N-CSR Amended
___________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-2815

COPLEY FUND, INC.
(Exact name of registrant as specified in charter)
___________

5348 Vegas Drive
Suite 391
Las Vegas, NV 89108
(Address of principal executive offices) (Zip code)

Irving Levine, President
5348 Vegas Drive
Suite 391
Las Vegas, NV 89108
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-561-744-5932

DATE OF FISCAL YEAR END: FEBRUARY 29, 2008

DATE OF REPORTING PERIOD: FEBRUARY 29, 2008

Form N-CSR is to be used by management investment companies to file reports with the commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Annual Report

Restated Annual Report

February 29, 2008

COPLEY FUND, INC.

A No-Load Fund

COPLEY FUND, INC.

FINANCIAL STATEMENTS
FOR THE YEAR ENDING
FEBRUARY 29, 2008

About the Fund’s Directors and Officers	Inside Back Cover

Tel: (508) 674-8459
Fax: (508) 672-9348

COPLEY FINANCIAL SERVICES CORP.

Adviser and Administrator to Copley Fund, Inc.
Post Office Box 3287
Fall River, Massachusetts 02722

April 2008

Dear Fellow Shareholder:

November 30, 2007, was an eventful day for the Copley Fund. The Securities and Exchange Commission (SEC) compelled us to change our method of accounting for deferred income tax on all unrealized gains. The unrealized gain in our approximately $90 million portfolio was about $60 million. This accounting change reduced our per share value by $13.89 by increasing a deferred liability to a level that would be realized only if the entire appreciated portfolio was liquidated. This change did not affect the total assets of the Fund and they remain intact. The Board immediately began to explore ways in which the Fund might be able to restore some or all of this reserve to the NAV. One of these avenues, a change in the Fund’s state venue from Florida to Nevada, provided a direct benefit to the Fund by reducing our per share adjustment to approximately $12.00 per share.

During our thirty years of existence we had always maintained a reserve for unrealized gains which has always been more than sufficient to cover any capital gains tax liability. As you consider this issue, it is important to note that the only way we would have to actually pay out the full reserve would be an entire liquidation of Copley Fund. Obviously we do not intend to liquidate and go out of business.

Management and the Board of Directors strongly disagree with the SEC’s position and are actively attempting to identify and pursue any alternatives which may be available to restore some or all of the reserve to NAV. Of course, there can be no assurance that we will be successful in these efforts. Thus, we are left with a price per share that reverts back to 2005 and 2006. However, we now have nearly an additional $17 million of tax reserves giving us income and hopefully stock increases to add to our net asset value. This change in treatment of deferred income tax is an accounting issue and no capital gains taxes have been paid nor are any even currently payable. The Fund retains all of its current assets and continues to earn dividends in ever increasing amounts and gains (or losses) continue to be taken on the entire value of the portfolio which is approximately $90 million.

This unexpected reserve caused Copley to have a loss of 10.8% in 2007 instead of a gain of 12.2% under normal circumstances. Our sector diversification insulated us from much of the havoc of the market. Utilities and energy stocks were some of the prime movers in our substantial market gain. The financial sector was particularly hard hit by the mortgage market and tightening of credit. We were fortunate in disposing of a fair amount of our financial stocks in September thus avoiding the huge losses which occurred during the balance of the year.

The volatility of the market in 2008 causes us to cite averages in approximations as stocks and sectors can change as much as 2% daily. At this writing Copley is down between 4.5% and 5% year to date. The Dow Jones average is down between 5% and 7%. No major sector is up. However the financials have been the hardest hit. Our reductions of this sector in September of 2007 saved us from much larger losses. Note also our defensive cash position is approximately 11% of the portfolio.

Our retail associates in whose stores Copley Operating Division had the bag departments closed the majority of their stores which caused a substantial decrease in our operating volume. Thus we decided to expand in another direction. Over the years we have had a close association with two families, Raffa and Riccardi, who individually have been in the country Italian Restaurant business for over 50 years, owning among them nine restaurants. Patrick Riccardi, 53 years of age, has worked in one family restaurant for 35 years. Based upon his experience and success Copley Operating has elected to open a restaurant in Bristol, RI called Ricc’s Ristorante and to employ Mr. Riccardi as it’s operator and manager. We look forward to the same success and tradition that the Raffa and Riccardi families have achieved.

Meanwhile we are continuing our same investment philosophy, i.e., highly visible and dividend paying stocks in ever increasing amounts. Note our dividend income is at an all time high and should continue to add substantially to our net asset value. We communicate with our Chicago consultants very often for exchanges of ideas. Thus the Fund is assured of long term continuance.

We are making every effort to keep our expense ratio close to normalcy but with the challenge of the accounting issue and Sarbanes-Oxley it is no easy task.

However, please remember that we have all of our assets intact, we have not been subject to credit or sub-prime mortgage problems; thus, we look forward to the future.

All the above are reflected in our chart and the following numbers.

1984	+23.9%	(Top performing Fund 1984)
1985	+25%
1986	+18%
1987	-8%
1988	+20%
1989	+16%
1990	-2%
1991	+18%
1992	+18%
1993	+10%
1994	-7%
1995	+26%
1996	+5%
1997	+25%
1998	+14%
1999	-6.86%
2000	+22.50%
2001	-9.30%
2002	-13.9%
2003	+14.31%
2004	+12.99%
2005	+5.89%
2006	+19.70%
2007	-10.83%	(Reflects the increased tax reserve)
2008	-7.48%	(As of March 31, 2008)

Note.  The performance figures provided for years prior to 2007 are consistent with the information furnished in prior reports and do not reflect an adjustment for the change in accounting treatment of deferred income tax.

The performance data quoted represents past performance and investment return. Principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember that past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted.

Our thanks are to our Board, and to the many shareholders who contacted me over the past several months. All these shareholders expressed an appreciation for our Funds past performance and look forward to the future.

Cordially yours,

Irving Levine
President

P.S. The Wall Street Journal no longer lists Copley Fund under Mutual Funds as its minimum assets listing is one hundred million dollars. However, one can get our net asset value daily over the internet. Go to Google home page search for Copley Fund then click on Mutual Funds and it will bring up Copley.

COPLEY FUND, INC.

PER SHARE VALUE

The per share values provided for years prior to 2/28/08 are consistent with information furnished in prior reports and do not reflect an adjustment for the change in accounting treatment for deferred income taxes.

COPLEY FUND, INC.

COMPARATIVE PERFORMANCE

This chart shows the value of a hypothetical $10,000 investment in the Fund and the S&P 500 which is a broad-based market index comprised of 500 of the largest companies traded on the U.S. Securities Markets as measured by market capitalization. Market Indexes do not include expenses which are deducted from Fund returns. There can be no assurance that the performance of the Fund will continue into the future with the same or similar trends depicted below. The graph does not reflect the deduction for taxes that a shareholder may pay on the redemption of shares or dividends and capital gains received.

Ten Year Cumulative Return

Copley Fund As of 2/29/08

AVERAGE ANNUAL RETURNS

The following table depicts the periodic 1-, 5-, and 10-year annualized returns and the S&P 500 Index.

Periods Ended 2/29/08	1 Year	5 Years	10 Years
Copley Fund	3.60%	9.80%	4.80%
S&P 500	(3.60)%	11.62%	7.23%
Dow Jones Wilshire 5000	(4.07)%	12.90%	7.69%

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value and return will vary, and you may have a gain or loss when you sell your shares. For most recent performance please call us at 877-881-2751. Returns do not reflect taxes that a shareholder may pay on redemption of Fund shares. When assessing performance, investors should consider both short and long-term returns.

Shareholders and Board of Directors
Copley Fund, Inc.
Las Vegas, Nevada

INDEPENDENT AUDITOR’S REPORT

I have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Copley Fund, Inc., as of February 29, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. My responsibility is to express an opinion on these financial statements and financial highlights based upon my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. My procedures included confirmation of securities owned at February 29, 2008 by receipt of correspondence from the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Copley Fund, Inc., as of February 29, 2008, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Copley Fund, Inc., changed its method of accrual for deferred income taxes in 2007.

Roy G. Hale
Certified Public Accountant
April 28, 2008
La Plata, Maryland

COPLEY FUND, INC.

PORTFOLIO OF INVESTMENTS
February 29, 2008

	Shares	Value
Common Stocks – 113.10%
Banking – 7.41%
Bank of America Corp.	25,000	$993,500
J.P. Morgan Chase & Co.	42,000	1,707,300
KeyCorp.	15,000	330,750
PNC Financial Services Group	35,000	2,150,050
		5,181,600
Diversified Utility Companies – 13.91%
Alliant Energy Corp.	20,000	694,800
Dominion Resources, Inc.	60,000	2,396,400
FPL Group	110,000	6,631,900
		9,723,100
Drug Companies – 3.24%
Bristol Myers Squibb Co.	100,000	2,261,000
Electric and Gas – 19.20%
American Electric Power	35,000	1,432,200
First Energy Corp.	40,000	2,703,600
Great Plains Energy, Inc.	40,000	1,017,200
Integrys Energy Group, Inc.	33,000	1,515,690
Progress Energy, Inc.	40,000	1,676,400
Public Service Enterprise Group	30,000	1,323,000
Scana, Corp.	50,000	1,893,500
Sempra Energy, Inc.	35,000	1,859,550
		13,421,140
Electric Power Companies – 19.25%
Ameren Corp.	30,000	1,281,000
DTE Energy Co.	55,000	2,189,550
Duke Energy Co.	54,600	957,684
Exelon Corp.	23,200	1,736,520
Nstar Corp.	50,000	1,545,000
PP&L Corp.	100,000	4,538,000
Southern Co.	35,000	1,208,550
		13,456,304
Gas Utilities & Supplies – 8.83%
Delta Natural Gas Co.	20,000	510,400
Energy East Corp	40,000	1,066,000

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

PORTFOLIO OF INVESTMENTS
February 29, 2008

	Shares	Value
New Jersey Resources Corp.	37,500	$1,725,375
Northwest Natural Gas Co.	40,000	1,681,600
WGL Holdings, Inc.	38,000	1,185,220
		6,168,595
Health Care Products – 0.44%
*Zimmer Holdings, Inc.	4,100	308,689
Insurance – 2.70%
Arthur J. Gallagher & Co.	80,000	1,888,000
Oil Companies – 21.30%
BP Amoco PLC.	25,500	1,654,185
Chevron Texaco Corp.	46,200	4,003,692
Exxon-Mobil Corp.	106,086	9,230,543
		14,888,420
Oil Refineries – 4.37%
Sunoco, Inc.	50,000	3,054,000
Pipelines – 0.90%
Spectra Energy Corp.	27,300	630,903
Publishing – 0.03%
*Idearc, Inc.	4,711	22,707
Retail – 1.42%
Wal-Mart Stores, Inc.	20,000	991,800
Telephone – 10.10%
AT&T, Inc.	93,555	3,258,521
Citizens Communications Co.	35,000	375,900
Verizon Communications, Inc.	94,232	3,422,506
		7,056,927
Total value of investments (Cost $28,630,559)		79,053,185
Excess of liabilities over cash and other assets		(9,658,656)
Net Assets		$69,394,529

*	Non-income producing securities.

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

PORTFOLIO OF INVESTMENTS
February 29, 2008

Federal Tax Information: At February 29, 2008, the net unrealized appreciation based on cost for Federal income tax purposes of $50,422,626 was as follows:

Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost	$50,658,953
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value	(236,327)
Net unrealized appreciation	$50,422,626

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2008

ASSETS
Investments in securities, at value (identified cost $28,630,559) (Note 1)		$79,053,185
Cash		7,126,759
Receivables:
Securities Sold	$108,501
Trade (Notes 5 & 6)	3,958
Dividends and interest	330,162	442,621
Inventory (Notes 1 & 6)		113,259
Machinery & Equipment (Note 1)		264,755
Leasehold Improvements (Note 1)		96,838
Prepaid Expenses and other assets		27,609
Total Assets		87,125,026
LIABILITIES
Payables:
Redemptions	4,939
Trade	11,356
Accrued income taxes	146,016
Accrued expenses	51,311
Deferred income taxes (Note 1)	17,516,875
Total Liabilities		17,730,497
Commitments and Contingencies (Note 7)
Net Assets		$69,394,529
Net assets consist of:
Capital paid in		$3,639,188
Undistributed net investment and operating income		12,053,268
Accumulated net realized gain on investment transactions		3,279,447
Net unrealized appreciation in value of investments (Note 2)		50,422,626
Total		$69,394,529
Net Asset Value, Offering and Redemption Price Per Share (5,000,000 shares authorized, 1,574,658 shares of $1.00 par value capital stock outstanding)		$44.07

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

STATEMENT OF OPERATIONS
For the year ending February 29, 2008

Investment Income (Note 1)
Income
Dividend	$2,885,330
Interest	259,302
Investment income		$3,144,632
Expenses:
Investment advisory fee (Note 5)	603,710
Professional fees	175,768
Custodian fees	26,149
Accounting and Shareholder Services	68,551
Printing	13,893
Postage and shipping	4,478
Directors fees	14,148
Blue Sky fees	6,580
Insurance	45,293
Office expense and miscellaneous	3,788
	962,358
Less: Investment advisory fee waived	(60,000)	902,358
Net investment income before income taxes		2,242,274
Operating Loss (Notes 2, 5 and 7)
Gross profit	34,826
Less: Operating expenses	129,652
Net operating loss before income taxes		(94,826)
Net Investment and Operating Income before Income Taxes		2,147,448
Less provision for income taxes (Notes 2 and 7)		275,016
Net investment and operating income		1,872,432
Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 4)
Realized gain from investment transactions during the period	1,557,833
Decrease in unrealized appreciation of investments during current period, net of income tax affect	(1,011,885)
Net realized and unrealized loss		545,948
Net Increase in Net Assets Resulting from Operations		$2,418,380

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

		Restated
	Year Ended 2/29/08	Year Ended 2/28/07
Increase (Decrease) in Net Assets from Operations
Net investment and operating income	$1,872,432	$1,861,031
Net realized gain on investment transactions	1,557,833	353,076
Net change in unrealized appreciation on investments	(1,011,885)	6,044,537
Increase in net assets resulting from operations	2,418,380	8,258,644
Capital Share Transactions (Note 3)
Increase (decrease) in net assets resulting from capital share transactions	(604,547)	23,780
Total increase (decrease) in net assets	1,813,833	8,282,424
Net Assets
Beginning of Year	67,580,696	59,298,272
End of Year (including undistributed net investment and operating income of $12,553,750 and $11,480,653 respectively)	$69,394,529	$67,580,696

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

STATEMENT OF CASH FLOWS
For the year ending February 29, 2008

Increase (Decrease) in Cash
Cash flows from operating activities
Dividends and interest received	$3,140,624
Proceeds from disposition of long-term portfolio investments	6,524,557
Receipts from customers	125,418
Payments of taxes, net	(264,004)
Expenses paid	(1,052,291)
Purchase of long-term portfolio investments	(3,571,737)
Payments to suppliers	(103,137)
Net cash provided by operating activities	4,799,430
Cash flows from investing activities
Purchase of Machinery, Equipment & Leasehold Imp	(361,593)
Net cash provided by investing activities	(361,593)
Cash flows provided by financing activities
Fund shares sold	4,196,963
Fund shares repurchased	(4,733,552)
Net cash used by financing activities	(536,589)
Net increase in cash	3,901,248
Cash at beginning of the year	3,225,510
Cash as of February 29, 2008	$7,126,758
Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash Provided By Operating Activities
Net Increase in net assets resulting from operations	$1,073,097
Decrease in investments	5,075,438
Increase in receivable for securities sold	(108,501)
Increase in dividends and interest receivable	(23,053)
Decrease in receivables from customers	13,950
Increase in inventory	(3,478)
Increase in income taxes payable	8,891
Increase in trade payables	2,747
Increase in accrued expenses	16,981
Decrease in deferred taxes	(1,256,642)
Total adjustments	3,726,333
Net cash provided by operating activities	$4,799,430

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation

Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

Sales of Securities

In determining the net realized gain or loss from sales of securities, the cost of securities sold is determined on the basis of identifying the specific certificates delivered.

Distributions

It is the Fund’s policy to manage its assets so as to avoid the necessity of making annual taxable distributions. Net investment and operating income and net realized gains are not distributed, but rather are accumulated within the Fund and added to the value of the Fund’s shares.

Inventory

Inventory is valued at the lower of cost (determined by the first in/first out method) or market.

Machinery, Equipment & Leasehold Improvement.

Property and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized, and minor replacements, maintenance, and repairs are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The Fund uses other depreciation methods (generally accelerated) for tax purposes where appropriate. The estimated useful lives for the machinery and equipment held by the Fund is 3 to 20 years.

Amortization of leasehold improvements is computed using the straight-line method over the shorter of the remaining lease term or the estimated useful lives of the improvements.

Income Taxes

The Fund files tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxes.

Other

Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies  – (continued)

New Accounting Pronouncements

Effective August 31, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. At this time, management does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Restated Financial Statements

Recent Developments

On November 30, 2007, an adjustment was made to the long-term liabilities section of the Fund’s balance sheet to recognize the total potential federal and state income taxes associated with the accumulated unrealized appreciation generated by the Fund’s stock portfolio. For financial reporting purposes, this change should be regarded as a correction of an error on prior-period financial reports. The affect of the adjustment will be to increase the liabilities of the Fund for all prior year information contained in this annual report and thereby reduce the overall net assets of the Fund. The total assets of the Fund, contained on page 10 of this annual report, are not affected. Under the current application of generally accepted accounting principles, the Fund is required to recognize a full accrual of the Federal income tax associated with the unrealized appreciation in the Fund’s security portfolio. Accordingly, the Fund will recognize an accrual of deferred income at the Federal statutory rate of 35% on a daily basis on the taxable amount of accumulated unrealized appreciation.

It should be understood that the foregoing application of generally accepted accounting principles is based upon the assumption that at some point the appreciated securities of the Fund will be sold and the applicable income tax will be paid. With the Fund’s history of holding securities for long periods of time, the actual payment of the deferred income tax may not be paid for many years and it is conceivable that with fluctuating market conditions, the total liability at any given point in time will never be paid.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies  – (continued)

Past Policy

For over 15 years, the Fund has recognized a liability for deferred income tax to the extent that the management of the Fund felt a real liability may exist. This policy, applied consistently over the entire period, demonstrated that the Fund was able to reasonably estimate the extent of the deferred tax obligation in that at no point in time during the fifteen year period, did the actual liability associated with the liquidation of appreciated securities exceed the accumulated deferred taxes recognized in the Fund’s semi-annual or annual financial statements.

Notwithstanding the management of the Fund’s reasonable ability to estimate the carrying value of the deferred income tax liability, FASB Statement of Financial Accounting Standard 109 (FAS 109) requires all entities to recognize a full accrual on the deferred income tax that may be payable at the end of each fiscal year. Based upon a decision by the Board of Directors that the Fund would change its taxable status from a regular corporation to a regulated investment company (RIC) if the Fund found itself in a position where it had reserved insufficient deferred income taxes to meet actual income tax obligations associated with its appreciated security portfolio, an action available to the Fund as a registered investment company, this decision was felt to be a reasonable response to the application of FASB 109. Albeit conversion to RIC status is not a tax free event, the transactions required could be managed by the Fund in such a manner that the Fund would not be required to recognize the full deferred income tax accrual required under FAS 109.

Correction of an error in comparative financial statements

In accordance with generally accepted accounting principles, the cumulative effect of the change for the periods prior to March 1, 2007, totaling $16,727,527, has been recognized in the February 29, 2008 Statement of Assets and Liabilities as a restatement of the beginning balance of undistributed net investment and operating income.

	2/29/08	2/28/07
Undistributed net investment and operating income at beginning of year, as previously reported	$10,180,836	$25,047,332
Cumulative effect on prior years of retroactive restatement	0	(16,727,527)
Net investment and operating income	1,872,432	1,861,031
Undistributed net investment and operating income	$12,053,268	$10,180,836

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

2. Disclosure of the provisions for income taxes, reconciliation of statutory rate to effective rate, and significant components of deferred tax assets and liabilities.

The Federal and state income tax provision (benefit) is summarized as follows:

	Fiscal Year
	2008	2007
Current:
Federal	$248,162	$215,023
State	26,854	38,170
	275,016	253,193
Deferred:
Federal	500,482	3,370,927
State	(2,270,716)	568,540
	(1,770,234)	3,939,467
Net provision (benefit) for income taxes	$(1,495,218)	$4,192,660
Effective income tax rate	35.00%	38.58%

Differences between the effective tax rate and the federal statutory rates as of the last day of the fiscal year are as follows:

	Fiscal Year
	2008	2007
Federal statutory rate	35.00%	35.00%
State income tax benefit	0.00	(1.92)
State income tax rate	0.00	5.50
Effective tax rate	35.00%	38.58%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The deferred tax liabilities relate to the Fund’s unrealized gains on marketable securities.

The reduction in deferred tax liabilities for the fiscal year ending February 29, 2008 is due to a change in tax venue for the Fund from Florida to Nevada. The state of Nevada does not access a corporate level income tax.

The Fund has $308,205 in accumulated capital loss carryforwards which expire as follows: $308,205 on February 28, 2009.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

3. Capital Stock

At February 29, 2008, there were 5,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital shares were as follows:

	Year Ended 2/29/08		Year Ended 2/28/07
	Shares	Amount	Shares	Amount
Shares sold	73,475	$4,126,682	103,791	$5,369,011
Shares repurchased	(87,630)	(4,731,229)	(107,802)	(5,345,231)
Net change	(14,155)	$(604,547)	(4,011)	$23,780

4. Purchase and Sale of Securities

For the year ended February 29, 2008, purchases and sales of securities, other than United States government obligations and short-term notes, aggregated $3,571,737 and $6,610,433 respectively.

5. Investment Advisory Fee and Other Transactions with Related Parties

Copley Financial Services Corporation (CFSC), a Massachusetts corporation, serves as investment advisor to the Fund. Irving Levine, Chairman of the Board of the Fund, is the owner of all of the outstanding common stock of CFSC and serves as its President, Treasurer and a member of its Board of Directors.

Under the Investment Advisory Contract, CFSC is entitled to an annual fee, payable monthly at the rate of 1.00% of the first $25 million of the average daily net assets; .75% of the next $15 million; and .50% on average daily net assets over $40 million.

For the year ended February 29, 2008, the fee for investment advisory service totaled $603,710 less fees of $60,000 voluntarily waived. Also during the period unaffiliated directors received $14,148 in directors’ fees.

Operating Divisions

The Fund has an operating division, Copley Fund, Inc.- Operating Division (“COD”), which imports merchandise for resale. A portion of its merchandise is placed on consignment with a company controlled by Irving Levine. The Fund invoices the consignee when the merchandise is ultimately sold.

The Fund also recently formed a new wholly owned subsidiary, Copley Operating Group LLC (“COG”), which owns equipment and operates a restaurant, Ricc’s Ristorante. The real property used by the restaurant is leased.

During the period covered in this report, the Fund made a $100,000 equity investment in COD. COD also made an equity investment of $5,000 in COG. In addition, COD provided a loan to COG in the amount of $483,978.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

5. Investment Advisory Fee and Other Transactions with Related Parties  – (continued)

The combined results of these subsidiary companies during the year ended February 29, 2008, are as follows:

Sales	$111,469
Cost of goods sold	(95,687)
Gross profit	15,782
General & administrative expenses	(129,652)
Net loss from operations	(113,870)
Other income (dividends and interest)	19,044
Net Loss	$(94,826)

6. Notes Payable

A $3,000,000 line of credit has been secured for the operating division from Fleet National Bank. The assets of the Fund are pledged as security for this line of credit. The amount currently outstanding on this line is zero.

7. Commitments and Contingencies

Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 15% for years commencing after December 31, 2002.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available only if the Fund is not held to be a mere holding or investment company.

The Internal Revenue Service has, during examinations of the Fund’s federal income tax returns, upheld management’s position that the Fund is not a mere holding or investment company since the Fund is conducting an operating division. This finding by the Internal Revenue Service is always subject to review by the Service and a finding different from the one issued in the past could be made by the Service.

Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Fund should not be held liable for the accumulated earnings tax by the Internal Revenue Service.

COPLEY FUND, INC.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years 2/29/04 through 2/29/08. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund. The information for fiscal years prior to February 29, 2008 have been restated to incorporate the correction of an error as it relates to accumulated deferred income taxes on unrealized appreciation associated with the securities portfolio. The information set forth herein will be consistent with the financial information contained in the restated financial statements for the period ending February 29, 2008. Shareholders should be certain that they have the most recent annual report which should be read in connection with the prospectus.

The financial information was audited by Roy G. Hale, CPA, whose report, along with the Fund’s financial statements, is included the Fund’s annual report to Shareholders, a copy of which is available at no charge on request by calling 877-881-2751.

	Year Ended
	February 29, 2008	February 28, 2007	February 28, 2006	February 28, 2005	February 29, 2004
Net asset value, beginning of year	$42.54	$37.23	$35.28	$32.63	$27.62
Income (loss) for investment operations:
Net investment income (loss)	1.18	(1.31)	0.27	(0.44)	(1.86)
Net gains (losses) on securities (both realized and unrealized)	0.35	6.62	1.68	3.09	6.87
Total investment operations	1.53	5.31	1.95	2.65	5.01
Net asset value, end of year	$44.07	$42.54	$37.23	$35.28	$32.63
Total return	3.60%	14.26%	5.53%	8.12%	18.14%
Net assets, last day of February (in thousands)	69,395	67,581	59,298	57,948	57,747
Ratio of net expenses, including regular & deferred taxes, to average net assets	1.72%	7.88%	3.80%	5.65%	10.60%
Ratio of net expenses, excluding deferred taxes, to average net assets	1.72%	1.67%	1.72%	1.49%	1.59%
Ratio of net investment and operating income (loss) to average net assets	2.73%	(3.28)%	0.76%	(1.30)%	(6.18)%
Ratio of net investment and operating income (loss), excluding deferred taxes, to average net assets	2.73%	2.93%	2.83%	2.86%	2.84%
Portfolio turn over rate	4.11%	0.50%	0.73%	0.44%	0.92%
Number of shares outstanding at end of period (in thousands)	1,575	1,589	1,593	1,643	1,770
The financial highlights shown above included the waiver of $60,000 of the investment advisory fee (as noted in the Statement of Operations). If the waiver of $60,000 of investment advisory fees had not been included, the following ratios would apply:

Ratio of net expenses, including regular & deferred taxes, to average net assets	1.81%	7.97%	3.90%	5.76%	10.71%
Ratio of net expenses, excluding deferred taxes, to average net assets	1.81%	1.76%	1.83%	1.60%	1.70%
Ratio of net investment and operating income (loss) to average net assets	2.65%	(3.37)%	0.66%	(1.41)%	(6.29)%
Ratio of net investment and operating income (loss), excluding deferred taxes, to average net assets	2.65%	2.84%	2.73%	2.75%	2.72%

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include investment advisory fees. It is important for you to understand the impact of these costs on your investment return.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.  This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note:  Because the return is set at 5% for comparison purposes — NOT your Fund's actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 9/1/07	Ending Account Value 2/29/08	Annualized Expense Ratios	Expenses Paid During Period* (9/1/07 – 2/29/08)
Actual Fund Return	$1,000	$1,018.28	1.72%	$8.86
Hypothetical 5% Return	$1,000	$1,031.40	1.72%	$8.98

*	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half period).

COPLEY FUND, INC.

SUPPLEMENTAL DATA

General

Investment Products Offered

•	Are not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Copley Fund (the “Fund”) will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, call the Fund toll free at (877) 881-2751 or write to Gemini Fund Services at 4020 South 147th Street, Omaha, NE 68137.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information relating to portfolio securities during the 12 month period ended June 30, 2007, (i) is available, without charge and upon request, by calling 1-800-352-9908; and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q, reporting portfolio securities held by the Fund, is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory Agreement

On March 14, 2008, the Board of Directors of the Fund approved the continuation of the advisory agreement with Copley Financial Services Corp. (“CFSC”). Prior to approving the continuation of the advisory agreement, the Board considered:

•	the nature, extent and quality of the services provided by CFSC
•	the investment performance of the Fund
•	the costs of the services to be provided and profits to be realized by CFSC from its relationship with the Fund
•	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale
•	the expense ratio of the Fund

In considering the nature, extent and quality of the services provided by CFSC, the Board of Directors reviewed the portfolio management, operating division supervision and regulatory compliance services provided by CFSC to the Fund. The Board concluded that CFSC was providing essential services to the Fund. In particular, the Board concluded that CFSC was providing unique and specialized supervision of the Fund's operating division.

The Directors compared the performance of the Fund to benchmark indices over various periods of time. The Directors considered that the Fund’s performance had been impacted negatively primarily because of the November 30, 2007 NAV adjustment related to the Fund’s accounting for income tax liability. Even with this change the Directors noted that the Fund’s performance compared favorably to the S&P 500 Index. It also examined the Fund's investment objective and the dividend paying record of the portfolio securities selected by CFSC. Based upon this the Board concluded that the performance of the Fund and particularly the performance of the portfolio securities themselves warranted the continuation of the advisory agreement.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided by and the profits realized by CFSC from its relationship with the Fund and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee paid by the Fund was equal to or lower than the average advisory fee paid by comparable mutual funds. The Board also considered that the Fund’s expense ratio, while still equal to or even lower than the average mutual fund expense ratio, had increased. In particular, the Board concluded that the Fund’s expense ratio had increased, primarily due to increased expenses related to challenging the accounting issue and the expansion of the operating division. They noted that the advisory fee also is adjusted downward if economies of scale are realized during the current contract period as the Fund grows, but did not consider that factor to be significant in light of the other factors considered. They did find significant, however, the fact that CFSC had voluntarily waived the receipt of $60,000 of its advisory fee, a practice it has engaged in for many years, in an effort to control the Fund's expense ratio. CFSC has entered into a written agreement to continue this practice on a yearly basis.

COPLEY FUND, INC.

ABOUT THE FUND'S DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors that meet to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Fund’s directors are independent of Copley Financial Services Corp.; the only “inside” director is an officer and director of Copley Financial Services Corp. The Board of Directors elects the Fund's officers, who are listed in the table. The business address of each director and officer is 5348 Vegas Drive, Suite 391, Las Vegas, NV 89108.

Independent Directors

Name (Date of Birth) Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Albert Resnick, M.D. (March 23, 1922) 1978 [1]	Physician Since 1948
Kenneth Joblon (February 28, 1946) 1996 [1]	President, Brittany Dyeing & Printing Corp. New Bedford, MA

Inside Directors

Name (Date of Birth) Year Elected (Number of Copley Portfolios Overseen)	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) 1978 [1]	President, Treasurer and a Director of Copley Financial Services Corp. since 1978; a Director of Franklin Capital Corp. (an operating investment company) since March, 1990 to October 2004; Chairman of the Board and Treasurer of Stuffco International, Inc., a ladies handbag processor and retail chain operator, since February 1978; Director of US Energy Systems, Inc. from 2000 to October 2004.

Officers

Name (Date of Birth) Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irvine Levine (September 25, 1921) Chairman of the Board of Directors and President	See Above
Patricia Taylor (May 27, 1950) Chief Compliance Officer	Chief Compliance Officer of the Fund since 2004; Owner, Patricia Taylor Administrative Services, since 1994.

COPLEY FUND, INC.

A No-Load Fund

Restated Annual Report

February 29, 2008

Investment Adviser
Copley Financial Services Corp.
P.O. Box 3287
Fall River, Massachusetts 02722
E-mail: copleyfunds@verizon.net

Custodian
Bank of America
111 Westminster Street
Providence, Rhode Island 02903

Transfer Agent
Gemini Fund Services
4020 South 147th Street
Suite 2
Omaha, Nebraska 68137
Tel. (402)493-4603
(877)881-2751
Fax: (402)963-9094

General Counsel
Roberts & Henry
164 Honeysuckle Drive
Jupiter, Florida 33458

Auditors
Roy G. Hale, C.P.A.
624 Clarks Run Road
La Plata, MD 20646

COPLEY FUND, INC.

A No-Load Fund

Item 2. CODE OF ETHICS

(a)
The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (508)674-8459.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics adapted in 2(a) above.

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the Code of Ethics adapted in 2(a) above were granted.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board of Directors has determined that it is not necessary for the Fund to have either an audit committee or an audit committee financial expert. This determination was made in light of the Fund's small size and limited complexity of audit issues.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The registrant paid the following amounts to Roy G. Hale, CPA, the registrant's principal accountant, for the audit of the registrant's annual financial statement and services in connection therewith for the last two calendar years:

	2007	2008

(a) Audit Fees	$19,200	$18,600

(b) Audit Related Fees	None	None

(c) Tax Fees	None	None

(d) All Other Fees	None	None

(e)(1) The Fund's Independent Directors perform the functions of an audit committee. The Fund has no standing audit committee. The policy of the Fund's Directors is to specifically pre-approve (i) all audit and non-audit services provided by the Fund's independent auditor to the Fund ("Fund Services") and (ii) all non-audit services provided by the Fund's independent auditor to the Fund's advisor.

If such Fund Services are required during the period between the Fund's regularly scheduled meetings, the President must seek approval from the Independent Directors.

(e)(2) The Fund's Independent Directors were not required to approve any of the fees described in paragraphs (b) through (d) of this item.

(f) Not applicable.

(g) See above table.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. Schedule of Investments

The registrant's schedule of investments is included in its annual report to the shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors has no audit or other standing committees. Rather the Independent Directors function as the audit and nominating committee. The Independent Directors, in performing the functions of the nominating committee advise the Board of Directors on the selection and nomination of individuals to serve as Directors of the Fund. Nominations for director, including nominations submitted by shareholders are evaluated according to the Fund's specific needs and the nominees' knowledge, expertise background and reputation. The Independent Directors do not have a formal procedure by which shareholders may recommend director candidates but will consider appropriate candidates recommended by shareholders. A shareholder wishing to submit such a recommendation should send a letter to the Fund's Clerk at PO Box 3287, Fall River, MA 02722. The mailing envelope should have a clear notation that the enclosed letter contains a DIRECTOR NOMINEE RECOMMENDATION. The letter must identify the writer as a shareholder and provide a summary of the candidate's qualifications.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Except as may be deemed related to the Funds' recognition of deferred income tax during the period, the certifying officer, whose certification is included herewith, has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act") are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

Except as may be deemed related to the Funds' recognition of deferred income tax during the period, there were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of his evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(b) Except as may be related to the Funds' recognition of deferred income tax during the period, there were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's fiscal year that has materially affected, or is reasonable likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

The Exhibits listed below are attached to this Form N-CSR:

Exhibit No.	Description

12(a)(1)	Not applicable. See Item 2 hereof.

12(a)(2)
Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed and attached hereto. (see attached)

12(a)(3)	Not applicable.

12(a)(4)
Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)), is furnished and attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copley Fund, Inc.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer)

Date: July 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer & Principal Financial and Accounting Officer)

Date: July 18, 2008